UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) March 8, 2017

PATRICK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-3922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana		46515
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code (574) 294-7511

(Former name or former address if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934 unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events

On March 8, 2017, Patrick Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and Robert W. Baird & Co. Incorporated, and each of the other Underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to sell 1,350,000 shares of common stock (the “Shares”), no par value, to the Underwriters (the “Offering”) and granted the Underwriters a 30-day option to purchase from the Company up to an additional 202,500 shares of its common stock. The Company will receive total gross proceeds (before underwriter’s discounts and commissions) of approximately $98.6 million from the Offering, assuming that the option to purchase additional shares is not exercised.

The Shares will be issued under the Company’s shelf registration statement on Form S-3 (No. 333-204777) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Offering are described in the prospectus supplement dated March 8, 2017.

The Offering is expected to close on March 14, 2017, subject to the satisfaction of the closing conditions set forth in the Underwriting Agreement. Under the Underwriting Agreement, the Company has also agreed to indemnify the Underwriter against certain liabilities, or to contribute to payments that the Underwriter may be required to make in respect of those liabilities.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the Offering, McDermott Will & Emery LLP rendered their opinion as to the validity of the shares of common stock to be sold in the Offering, which opinion is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of McDermott Will & Emery LLP with respect to the validity of the shares

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1)

99.1	Underwriting Agreement, dated as of March 8, 2017

99.2	Press release dated March 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: March 14, 2017	By:	/s/ Joshua A. Boone
Joshua A. Boone
Chief Financial Officer